MAJOR SUBCONTRACTORS	12 Months Ended
Dec. 31, 2011
MAJOR SUBCONTRACTORS [Abstract]
MAJOR SUBCONTRACTORS
NOTE 16:-       MAJOR SUBCONTRACTORS

All of the Company's network processor chips are manufactured by third party subcontractors. While these subcontractors have been able to adequately meet the demands of the Company's increasing business, the Company is and will likely continue to be dependent upon such subcontractors to allocate to the Company sufficient capacity to meet the Company's needs in a timely manner. Revenues could be materially and adversely affected should these subcontractors fail to meet the Company's demand for products due to a shortage of production capacity, process difficulties, low yield rates or financial instability. For the years ended December 31, 2011, 2010 and 2009, the Company's principal subcontractors accounted for approximately 80%, 77% and 83%, respectively, of the Company's cost of revenues.